SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION (AS PERMITTED BY RULE
                                             14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 HOMELIFE, INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and Rule
     O-11.

     Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     Per unit prices or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set for the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:

     ---------------------------------------------------------------------------

     Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     Filing Party:

     ---------------------------------------------------------------------------

     Date Filed:

     ---------------------------------------------------------------------------

Notes:

                                 HOMELIFE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2001

TO ALL STOCKHOLDERS OF HOMELIFE, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HomeLife, Inc., a Nevada corporation, will be held at 4100 Newport Place, Suite 730, Newport Beach, California, on Thursday, February 8, 2001 at 10:00 a.m., Pacific time, for the following purposes:

     To elect four Directors for a term of one year or until their successors are duly elected and qualified; and

     To approve a Certificate of Amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 100,000,000 shares; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to vote at the Annual Meeting and at any adjournment thereof is January 2, 2001.

                                        By Order of the Board of Directors,

                                        /s/ Andrew Cimerman
                                        -------------------
                                        By: Andrew Cimerman
                                        Its: Chief Executive Officer, President

Newport Beach, California
     January 9, 2001

                                 HOMELIFE, INC.,
                          4100 NEWPORT PLACE, SUITE 730
                         NEWPORT BEACH, CALIFORNIA 92660

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON, SHOULD THEY SO DESIRE.

                                 HOMELIFE, INC.,
                          4100 NEWPORT PLACE, SUITE 730
                         NEWPORT BEACH, CALIFORNIA 92660

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                               GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of HomeLife, Inc., (the "Company") for the Annual Meeting of Stockholders of the Company to be held at 4100 Newport Place, Suite 730, Newport Beach, California, on Thursday, February 8, 2001 at 10:00 a.m., Pacific time.

     All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees relating to the class of Common Stock for which the proxy relates for election to the Company's Board of Directors and for approval of the increase in authorized shares of common stock from 20,000,000 to 100,000,000 shares. The Board of Directors does not anticipate that any of its nominees will be unavailable for election. On December 27, 2000, the Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved, and recommended that the shareholders of the company approve a Certificate of Amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company to 100,000,000 shares from 20,000,000 shares.

     The Board of Directors does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgement. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting the proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed to stockholders on or about January 10, 2001.

     Only holders of shares of Common Stock of record at the close of business on January 2, 2001 will be entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. As of the close of business on December 27, 2000, the Company had outstanding 5,612,448 shares of Common Stock.

     At the Annual Meeting, the holders of Common Stock will be entitled, as a class, to elect four Directors ("Directors"). The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of the Directors. The vote of a majority of the shares of Common Stock represented at the Annual Meeting is also required for approval of the increase in authorized shares of common stock from 20,000,000 to 100,000,000 shares.

     Shares represented by proxies which are marked "abstained" or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

     A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office, 4100 Newport Place, Suite 730, Newport Beach, CA 92660, for a period of ten days prior to the Annual Meeting for examination by any stockholder.

     Officers and Directors of the Company beneficially own approximately 46% of the outstanding shares of Common Stock. See "Security Ownership of Management and Principal Stockholders."

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

     Four Directors are to be elected for the ensuing year or until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following persons with respect to Common Stock. All of the nominees, except for Marie M. May, are standing for re-election by the stockholders from the current term.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

NAME AND AGE      DIRECTOR SINCE    POSITION WITH THE COMPANY
------------      --------------    -------------------------

Andrew Cimerman       1995          Chairman, President, Chief Executive Officer

F. Bryson Farrill     1998          Director

Terry Lyles           1996          Director

Marie M. May            -           Chief Financial Officer, Secretary

ANDREW CIMERMAN, 53, PRESIDENT AND DIRECTOR, has held the positions of Director and President since April 1996. For 7 years prior thereto, he was the founder and majority shareholder of HomeLife Securities, Inc. and its wholly owned subsidiary HomeLife Realty Services, Inc. Mr. Cimerman is the founder, President and majority shareholder of: Simcoe Fox Developments, Ltd., a private development company located in Toronto, Ontario, Canada; HomeLife Cimerman Real Estate Ltd., a Toronto based real estate company; Jerome's Magic World, Inc., the owner of certain animated characters; and, majority shareholder and President of Realty World America, Inc. Mr. Cimerman owns HomeLife Realty Services Inc., a Canadian affiliate which operates a real estate franchise company in Canada. HomeLife Securities is a separate company from HomeLife, Inc. and HomeLife Securities licenses certain "HomeLife" trademarks and service marks to HomeLife, Inc. Mr. Cimerman brings over 30 years of real estate service experience to the company, and is a strong and committed leader focused on the growth and success of the company.

TERRY A. LYLES, PHD, 42, DIRECTOR joined the company as a director in August 1997. Dr. Lyles is a national and international speaker and trainer to professional athletes, Fortune 500 Companies, schools, universities and public audiences. Dr. Lyles' program is to reach people around the world with the message of "balance and excellence." For the past 16 years, Dr. Lyles has traveled across the United States and around the world conveying this profound message of "Life Accountability" and "A Better You." Dr. Lyles has conducted a weekly radio program "A Better You" since May 1, 1994, which is currently heard by over 1 million people in 65 nations. Dr. Lyles holds a PhD degree in Psychology from Wayne State University in Detroit, Michigan.

F. BRYSON FARRILL, 73, DIRECTOR joined the company as a director in February 1997. Mr. Farrill has been in the securities industry for the past 33 years. Mr. Farrill has held various senior positions, including that of President and Chairman of McLeod, Young, Weir International, an investment dealer in Toronto, Canada. He was also the Chairman of Scotia McLeod (USA) Inc. for eleven years. Mr. Farrill's broad experience is not only utilized in the United States and Canada but has served to direct the expansion of McLeod, Young, Weir Ltd. into Europe and Asia through an extensive network of branch offices.

MARIE M. MAY, CPA, 33, CHIEF FINANCIAL OFFICER AND SECRETARY has been with the company since July 2000. Ms. May has 11 years experience in finance & accounting mainly related to small emerging businesses. Prior to joining HomeLife Ms. May was Chief Financial Officer for Medical Data International, Inc, a provider of healthcare business information. Ms. May is a certified public accountant and received her B.S. degree in Accounting from Pepperdine University in 1989.

     There is no family relationship between any of the directors or officers of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

     The Board of Directors currently does not have any committees.

     The Board of Directors held 3 meetings in fiscal year 2000. All Directors attended all meetings of the Board of Directors.

EXECUTIVE COMPENSATION

     GENERAL COMPENSATION DISCUSSION. All decisions regarding compensation for the Company's Executive Officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors or stockholders for approval, as appropriate. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

     Set forth below is a summary of compensation for the Company's officers for fiscal year 2000. There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company or its subsidiary. The following officers of the Company receive the following annual cash salaries and other compensation:

                                       SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                      Annual Compensation                  Long Term Compensation
                      -------------------                  ----------------------
                                                             Awards               Payouts
                                                             ------               -------
                                                 Other                                    All Other
Name                                             Annual    Restricted                     Compensation
and                                              Compen-   Stock      Options    LTIP
Principal Position    Year    Salary      Bonus  sation    Awards     SARs       Payouts
Andrew Cimerman,      2000    $20,000       -       -         -          -          -          -
President, Director

Charles Goodson       2000    $84,000       -       -         -          -          -          -
Vice President

Marie M. May,         2000        -         -       -         -          -          -          -
Chief Financial
Officer, Secretary

F. Bryson             2000      *(1)        -       -         -          -          -         4,000
Farrill, Director

Terry A. Lyles,       2000      *(1)        -       -         -          -          -         4,000
Director

All Officers and      2000   $104,000       -       -         -          -          -         8,000
Directors as a group
------------------------------------------------------------------------------------------------------

(1) Mr. Farrill and Mr. Lyles each have an option to purchase 50,000 shares of the company's common stock. These options are fully vested and may be exercised at the price of $3.00 per share.

     (B)  OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

          None.

     (C)  AGGREGATE OPTIONS/SAR GRANTS

     While the company has not enacted a formal stock option plan for its directors and senior executives, the company has granted certain directors and officers options to purchase common stock of the company. Board of Directors members, Mr. F. Bryson Farrill and Dr. Terry Lyles, were granted options to purchase 50,000 shares of common stock of the company each. The exercise price of the option is $3.00 per share. These options are fully vested and exercisable. Former employee, Gabrielle Jeans, has been granted an option to purchase 30,000 shares of common stock at the exercise price of $5.00 per share. Ms. Jeans' options are also fully vested and exercisable.

     The following table describes the above options:

--------------------------------------------------------------------------------------------------------------
                          SHARES        VALUE       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                        ACQUIRED ON   REALIZED    OPTIONS/SARS OF FY-END (#)  MONEY OPTIONS/SARS OF FY-END ($)
NAME                    EXERCISE (#)     ($)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
F. Bryson Farrill,         50,000         0                50,000                         $3.00
Director
--------------------------------------------------------------------------------------------------------------
Terry Lyles, Ph.D.,        50,000         0                50,000                         $3.00
Director
--------------------------------------------------------------------------------------------------------------
Gabrielle Jeans, Former    30,000         0                30,000                         $5.00
employee
--------------------------------------------------------------------------------------------------------------
Total                     130,000         0               130,000                           --
--------------------------------------------------------------------------------------------------------------

     (D)  LONG TERM INCENTIVE PLAN (LTIP)

          None.

     (E)  COMPENSATION OF DIRECTORS

     During the fiscal year ended May 31, 2000, F. Bryson Farrill, and Terry Lyles, Ph.D., both directors, were each issued 10,000 shares of the Company's common stock as compensation for their services. These shares were issued at the fair market value, which amounted to $.40 per share for a total of $4,000 compensation to each director.

     (F)  EMPLOYMENT AGREEMENTS

     On October 25, 1995 the Company entered in an employment agreement with Andrew Cimerman. The agreement is for a five year term, with an option to renew it for another five years. Mr. Cimerman's duties under the agreement include performing all those executive and managerial duties that are necessary for running and directing the Company's operations. There are no employment agreements between the Company and the other officers and directors.

     (G)  REPORT ON RE-PRICING OF STOCK OPTIONS/SARS

     Over the last fiscal year, the Company has not re-priced any of its previously granted stock options/SARs.

     (H)  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the date of this report: (i) each stockholder known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company and
(iii) all directors and officers as a group.

NAME AND ADDRESS                     AMOUNT AND NATURE OF       PERCENT OF CLASS
OF BENEFICIAL OWNER                   BENEFICIAL OWNER(1)

Andrew Cimerman(2)                        2,500,000                    44%
Marie M. May(2)                                   0                     0
Charles Goodson(2)                                0                     0
F. Bryson Farrill(2)                         60,000(3)                  1%
Terry Lyles(2)                               60,000(3)                  1%

All Officers and Directors as a group     2,620,000                    46%

--------------

1. The total number of shares outstanding at the close of business on May 31, 2000 was 5,637,358. Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
2.   c/o Company's  address:  4100 Newport Place,  Suite 730,  Newport Beach, CA
     92660.
3.   Includes 50,000 options to purchase Common Stock

     (G)  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Cimerman is President and majority shareholder of HomeLife Cimerman Real Estate Ltd. HomeLife Cimerman Real Estate Ltd.'s business activities consist of real estate sales in Toronto, Canada. The activities of HomeLife Cimerman Real Estate Ltd. are managed by the on-site management. These activities do not demand a large portion of Mr. Cimerman's time and effort. Any corporate opportunities that would be available to both the Company and to HomeLife Cimerman Real Estate Ltd. is presented to HomeLife's Board of Directors for consideration and for approval by a disinterested majority of the Board of Directors.

     The President and majority shareholder of the Company, Andrew Cimerman is the sole shareholder and President of Realty World America, Inc. Realty World America, Inc. is a real estate services company providing services to franchises. Any transactions undertaken by Mr. Cimerman on behalf of Realty World America, Inc. which may constitute a corporate opportunity are first presented to the company's board of directors for approval by a disinterested majority.

     Mr. Cimerman is also the sole shareholder of Jerome's Magic World, Inc., the owner of certain characters licensed to the company. The license of these characters to the Company is for an eight year term expiring in October 2003, at $10,000 per year to the Company. Thereafter it is renewable for additional eight year terms at the fair market value. Mr. Cimerman is sole shareholder and President of HomeLife Securities, Inc. HomeLife Securities, Inc. licenses certain "HomeLife" trademarks and service marks to the Company. The term of the licensing agreement is eight years commencing October 1995 at no cost to the Company. Thereafter, the license is renewable for additional eight year terms at the fair market value.

     Mr. Cimerman is President and majority shareholder of Simcoe Fox Developments. Simcoe Fox Developments' business activities consist of holding real estate investment property. The activities of Simcoe Fox Developments do not demand a large portion of Mr. Cimerman's time and effort, and any corporate opportunities that would be available to both the company and to Simcoe Fox Developments is presented to HomeLife's Board of Directors for consideration and for approval by a disinterested majority of the Board of Directors.

     The Company was formed through the purchase of HomeLife Realty Services, Inc., and HomeLife Realty U.S. Limited Partnership from Andrew Cimerman, the current President of the Company. Mr. Cimerman received 10,000 shares of Class A Preferred stock with certain voting power and with a face value of $1,000,000 for the sale of HomeLife US Partnership to the Company, and 2,500,000 shares of Common stock for the sale of HomeLife Realty Services, Inc. to the Company.

            APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
                                  (PROPOSAL #2)

     The Board of Directors has approved a Certificate of Amendment to the Company's Articles of Incorporation (the "Amendment") to increase the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company to 100,000,000 shares from 20,000,000 shares. The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the authorization of the increase in authorized shares of common stock of the Company.

     The proposed Amendment will authorize sufficient additional shares of Common Stock to provide the Company the flexibility to make such issuances as may be necessary in order for the Company to complete acquisitions or other corporate transactions and to issue shares in connection with the Company's stock option, stock purchase and other existing employee benefit plans. The proposed Amendment to the Articles would facilitate the Company's ability to accomplish these goals and other business and financial objectives in the future without the necessity of delaying such activities for further shareholder approval, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or other system on which the Company's securities may then be listed. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company.

     If the Amendment is approved, Article IV of the Articles of Incorporation would be amended and restated as follows:

"ARTICLE IV. This Corporation is authorized to issue two classes of capital stock, designated respectively "Common Stock" and "Preferred Stock" The total number of shares of Common Stock which this Corporation is authorized to issue is One Hundred Million (100,000,000) shares with a par value of $0.001 per share. Each share of Common Stock shall be entitled to the same dividend, liquidation, and voting rights as all other shares of Common Stock. The total number of shares of Preferred Stock which this Corporation is authorized to issue is One Hundred Thousand (100,000) shares with no par value. Such Preferred Stock may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designations, preferences, limitations, restrictions and rights as shall be determined by resolution adopted by the Board of Directors of the Corporation. "

     The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of the proposed Certificate of Amendment to the Company's Articles of Incorporation at the Annual Meeting.

     The Board of Directors believes that the amendment of the Articles is necessary to provide the Company agility and flexibility over the upcoming years.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION OF THE
         INCREASE IN AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

       DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR FISCAL YEAR 2001

     The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2001 annual meeting of stockholders is expected to be held on or about February 8, 2002, and proxy materials in connection with that meeting are expected to be mailed on or about January 10, 2002. Proposals of stockholders of the Company that are intended to be presented at the Company's 2001 annual meeting must be received by the Company no later than September 10, 2001 in order for them to be included in the proxy statement and form of proxy relating to that meeting.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons the Company believes that during it 2000 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

                                  OTHER MATTERS

     The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in the Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgement.

     It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date, and mail your Proxy in the enclosed envelope as promptly as possible.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended May 31, 2000, which has been filed with the SEC pursuant to the Exchange Act, has been mailed to you along with this Proxy Statement. All information included in the annual report is hereby incorporated by reference. Additional copies of the Company's Annual Report may be obtained without charge upon written request Marie M. May, C.F.O., HomeLife, Inc., 4100 Newport Place, Suite 730, Newport Beach, California 92660 or on the Internet at www.sec.gov from the SEC's EDGAR database.

                                       By Order of the Board of Directors

                                       /s/ Andrew Cimerman
                                       -------------------
                                       Andrew Cimerman, Chief Executive Officer,
                                       President
                                       Newport Beach, California
                                       January 9, 2001

HomeLife, Inc.
4100 Newport Place, Suite 730
Newport Beach, California  92660

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please mark your votes as [X] indicated in this example.

ELECTION OF DIRECTORS

     FOR ALL NOMINEES LISTED BELOW  [ ]    WITHHOLD AUTHORITY      [ ]
     (except as marked to the              to vote for all nominees
     contrary below)                       listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

     Andrew Cimerman    F. Bryson Farrill    Terry Lyles    Marie M. May

PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 20,000,000 TO 100,000,000.

     FOR    [ ]                AGAINST    [ ]             ABSTAIN    [ ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL #2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.


                                        Dated:____________________________, 2000


                                        ________________________________________
                                                       (Signature)

                                        ________________________________________
                                                   (Second Signature)

                                        PLEASE  DATE AND SIGN  ABOVE  EXACTLY AS
                                        YOUR NAME  APPEARS  AT LEFT,  INDICATING
                                        WHERE APPROPRIATE,  OFFICIAL POSITION OR
                                        REPRESENTATIVE CAPACITY.